UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2007

CYTOMEDIX, INC.
(Exact name of registrant as it appears in its charter)

Delaware	001-32518	23-3011702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 Hungerford Drive, Suite 330
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

240-499-2680
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements

Item 4.02—Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 5, 2007, the Board of Directors of Cytomedix, Inc., (the “Company”) determined that the financial statements for the fiscal year ended December 31, 2006, and for each of the quarters in 2006 and 2007, should no longer be relied upon because of errors in such financial statements identified below. The Board of Directors has discussed this determination with the Company’s management, outside counsel, its current registered public accounting firm, PricewaterhouseCoopers LLP, and its prior registered public accounting firm, L J Soldinger Associates, LLC.

The Company plans to restate the financial statements listed above. It will file the restated annual financial statements in an amended 2006 Annual Report for the fiscal year ended December 31, 2006. Within this amended 2006 Annual Report, the Company will also restate its 2005 and 2004 annual financial statements for immaterial compensation errors identified below. It will file the restated quarterly financial statements by amending the Company’s respective Quarterly Reports for the quarters ended March 31, June 30, and September 30, 2006, and March 31 and June 30, 2007.

The Company expects all amendments and restatements to the financial statements affected to be non-cash in nature and will not reflect any changes in the underlying performance of the Company’s business.

The following is a brief summary of the accounting errors:

(a) The Company adopted Financial Accounting Standard (“FAS”) FAS No. 123R, “Share-Based Payment,” as of January 1, 2006, using the modified prospective application. Under this method, all equity-based compensation awarded after the adoption date was determined under the fair value provisions of FAS No. 123R. Additionally, for all equity-based compensation awarded prior to the adoption date, compensation for the portion of awards for which the requisite service is performed after the adoption date is recognized as service is rendered.

The required compensation expense recognized in the financial statements under the requirements of FAS 123R at any date is required to be at least equal to the amount attributable to the options that are vested at that date. The Company did not calculate the minimum expense required in the financial statements upon implementation of FAS 123R.

(b) In 2006 and 2007, the Company recorded compensation expense on the assumption that compensatory options had been granted upon management authorization with informal Board of Director consultation, with subsequent perfunctory formal Board of Director approval. However, under FAS 123R the grant date should have been the date the option was formally authorized by the Board of Directors.

(c) The Company did not account for certain anti-dilution options which were to be granted automatically to the Chief Executive Officer under his employment contract approved by the Board of Directors. The Company should have accounted for options to purchase the following number of shares that were issuable to the Chief Executive Officer on an annual basis as follows:

Year	Number of Shares
2004	555
2005	9,290
2006	15,163

(d) Dating back to 2004, the Company failed to properly account for certain bonus options issued to the Chief Executive Officer due to a misinterpretation of the Chief Executive Officer’s employment contract.

(e) At the end of 2005, the Company failed to properly revalue the warrants issued to consultants pursuant to FAS 123.

These errors were discovered through the Company’s efforts to address the previously disclosed material weaknesses in internal controls. In its Annual Report on Form 10-K filed on February 26, 2007, the Company identified two material weaknesses in its internal controls over financial reporting. One of these material weaknesses related to recording stock-based compensation expense, primarily related to SFAS 123R, Share-Based Payment. As noted in the Annual Report, the Company was evaluating these issues and planned to take remedial action in 2007. As part of its remedial action, the Company began implementing certain procedures and systems in connection with stock-based compensation expenses. In so doing, the Company discovered the errors that give rise to the Company’s decision to restate the aforementioned financial statements.

Below is a summary of the errors and their impact on stock-based compensation, reported net loss, and earnings per share:

Quarters Ended March 31 and June 30, 2007

Financial statements period	Compensation expense and net loss were:	Approximate Amount	Effect on Earnings Per Share
2007 first calendar quarter	Overstated	$36,000	n/a
2007 second calendar quarter	Overstated	$33,000	n/a

December 31, 2006

Financial statements period:	Compensation expense and net loss were:	Approximate Amount	Effect on Earnings Per Share
2006 annual	Overstated	$255,000	+$0.01
2006 first calendar quarter	Overstated	$155,000	+$0.01
2006 second calendar quarter	Overstated	$108,000	n/a
2006 third calendar quarter	Overstated	$334,000	+$0.01
2006 fourth calendar quarter	Understated	$342,000	-$0.01

December 31, 2005

Financial statements period:	Compensation expense and net loss were:	Approximate Amount	Effect on Earnings Per Share
2005 annual	Overstated	$98,000	n/a
2005 first calendar quarter	Overstated	$151,000	+$0.01
2005 second calendar quarter	Overstated	$41,000	n/a
2005 third calendar quarter	Overstated	$56,000	n/a
2005 fourth calendar quarter	Understated	$150,000	-$0.01

Year Ended December 31, 2004

Financial statements period	Compensation expense and net loss were:	Approximate Amount	Effect on Earnings Per Share
2004 annual	Understated	$53,000	-$0.01

The Company intends to file its amended and restated financial statements with the SEC as soon as possible.

Based on the above, the Company will restate and reissue its results for the applicable periods. Investors and other users of the Company’s SEC’s filings, including specifically the selling shareholders identified on the Company’s registration statement on Form S-3 and persons selling under the Company’s registration statement on Form S-8, should not rely on the Company’s quarterly and annual financial statements for 2006 and quarterly financial statements for 2007, or any communications relating to such periods.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibits are furnished with this Current Report on Form 8-K:

Exhibit No. Description

99.1  Press Release dated November 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the undersigned hereunto duly authorized.

CYTOMEDIX, INC.

Date: November 6, 2007	By:	/s/ Kshitij Mohan
Kshitij Mohan
Chief Executive Officer